ASSET AND STOCK TRANSFER AGREEMENT
This Asset and Stock Transfer Agreement (this “Agreement”) is made and entered into as of December 27, 2023, by and among NorthWestern Corporation, a Delaware corporation (“NW Corp”), NorthWestern Energy Group, Inc., a Delaware corporation (“NWE Group”) and NorthWestern Energy Public Service Corporation, a South Dakota corporation (“NWE Public Service”).
WHEREAS, NW Corp has received the necessary regulatory approvals to reorganize (the “Reorganization”) into a holding company structure with (a) NWE Group as the publicly traded parent holding company of the NorthWestern Energy organization, (b) NW Corp as a subsidiary of NWE Group and owning only the Montana regulated utility operations and (b) NWE Public Service as a subsidiary of NWE Group and owning only the Nebraska and South Dakota regulated utility operations, including the following state and federal regulatory approvals:
(1)Order Authorizing Disposition of Jurisdictional Facilities, 181 FERC ¶ 61,161, in Docket No. EC22-72-000, issued on November 29, 2022, by the FERC approving the Reorganization (the “FERC Order”); and
(2)Final Order 7854b in Docket No. 2022.06.064, issued on March 3, 2023, by the MPSC approving the Reorganization and the Joint Motion to Approve Settlement and a Term Sheet for Settlement among NW Corp, the Montana Consumer Counsel, and the Large Customer Group (the “MPSC Order”);
(3)Order Granting Application in Docket No. NG-114, issued on July 26, 2022, by the NPSC approving the Reorganization (the “NPSC Order”);
(4)Order Approving Corporate Restructuring Plan in Docket No. GE22-002, issued on August 3, 2022, by the SDPUC approving the Reorganization (the “SDPUC Order” and, collectively with the FERC Order, the MPSC Order, and the NPSC Order, the “Final Orders”);
WHEREAS, in accordance with the Final Orders, the parties desire that NW Corp transfer, as set forth more fully in this Agreement, (a) to NWE Public Service all of NW Corp’s assets and liabilities associated with its Nebraska and South Dakota regulated utility operations, excluding all of NW Corp’s assets and liabilities associated with its Montana regulated utility operations, and (b) to NWE Group all of NW Corp’s (i) assets and liabilities associated with its unregulated operations and (ii) equity interests in certain specified subsidiaries; and
WHEREAS, from and after the consummation of the transfer and assumption contemplated hereby, NWE Public Service desires to operate the Nebraska and South Dakota regulated utility businesses and NWE Group desires to serve as the parent holding company for the NorthWestern Energy organization, including the organization’s regulated utility operations in Montana, Nebraska and South Dakota and other unregulated operations.
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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1.Definitions
As used in this Agreement, the following defined terms have the meanings indicated below:
“Agreement” will have the meaning ascribed to such term in the recitals herein.
“Assumed Liabilities” means, collectively or individually, as applicable, the Assumed Holdco Liabilities and the Assumed Utility Liabilities.
“Assumed Holdco Liabilities” will have the meaning ascribed to such term in Section 2.5.1 herein.
“Assumed Utility Liabilities” will have the meaning ascribed to such term in Section 2.5.2 herein.
“Assumption Documents for NWE Group” will have the meaning ascribed to such term in Section 2.8.1 herein.
“Assumption Documents for NWE Public Service” will have the meaning ascribed to such term in Section 2.8.2 herein.
“Closing” will have the meaning ascribed to such term in Section 2.7 herein.
“Closing Date” will have the meaning ascribed to such term in Section 2.7 herein.
“Excluded Assets” means, collectively or individually, as applicable, the Excluded NW Corp Assets and the Excluded Utility Assets.
“Excluded NW Corp Assets” will have the meaning ascribed to such term in Section 2.4.3 herein.
“Excluded Utility Assets” will have the meaning ascribed to such term in Section 2.4.1 herein.
“Excluded Liabilities” means, collectively or individually, as applicable, the Excluded NW Corp Liabilities and the Excluded Utility Liabilities.
“Excluded NW Corp Liabilities” will have the meaning ascribed to such term in Section 2.6.2 herein.
“Excluded Utility Liabilities” will have the meaning ascribed to such term in Section 2.6.1 herein.
“FERC” will mean the Federal Energy Regulatory Commission.
“FERC Order” will have the meaning ascribed to such term in the recitals herein.
“Final Orders” will have the meaning ascribed to such term in the recitals herein.

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“First Mortgage” will have the meaning ascribed to such term in Section 2.1 herein.
“Governmental or Regulatory Authorities” will mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or Canada or any state, county, city, tribal or other political subdivision.
“Master Back-to-Back Agreement” will have the meaning ascribed to such term in Section 7.5 herein.
“MPSC” will mean the Montana Public Service Commission.
“MPSC Order” will have the meaning ascribed to such term in the recitals herein.
“NPSC” will mean the Nebraska Public Service Commission.
“NPSC Order” will have the meaning ascribed to such term in the recitals herein.
“NW Corp” will mean NorthWestern Corporation, a Delaware corporation.
“NWE Group” will mean NorthWestern Energy Group, Inc., a Delaware corporation.
“NWE Public Service” will mean NorthWestern Energy Public Service Corporation, a South Dakota corporation.
“Permits” will have the meaning ascribed to such term in Section 3.4 hereof.
“Person” will mean any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.
“Reorganization” will have the meaning ascribed to such term in the recitals herein.
“SDPUC” will mean the South Dakota Public Utilities Commission.
“SDPUC Order” will have the meaning ascribed to such term in the recitals herein.
“Transfer Documents” means, collectively or individually, as applicable, the Transfer Documents for NWE Group and the Transfer Documents for NWE Public Service.
“Transfer Documents for NWE Group” will have the meaning ascribed to such term in Section 2.8.1.
“Transfer Documents for NWE Public Service” will have the meaning ascribed to such term in Section 2.8.2.
“Transferees” means, collectively, NWE Group and NWE Public Service.
“Transferred Assets” will mean, collectively or individually, as applicable, the Transferred Holdco Assets and the Transferred Utility Assets.

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“Transferred Holdco Assets” will have the meaning ascribed to such term in Section 2.2.1 herein.
“Transferred Interests” will have the meaning ascribed to such term in Section 2.2.2 herein.
“Transferred Utility Assets” will have the meaning ascribed to such term in Section 2.1 herein.
2.Transfer of Assets
2.1.Transfer of Utility Assets. Subject to the terms and conditions contained herein, NW Corp agrees to transfer, convey and assign to NWE Public Service and NWE Public Service agrees to acquire from NW Corp, on the Closing Date, all of NW Corp’s right, title and interest in and to all of the assets and properties associated with NW Corp’s regulated utility operations in Nebraska and South Dakota, including, without limitation all real, personal and mixed property, of every kind and nature, including without limitation, contracts, rights to coverage under insurance policies now or at any time obtained by NW Corp or any of its predecessor entities, choses in action and other rights and interests of NW Corp, excluding, however, the Excluded Non-Utility Assets (all of the foregoing, excluding the Excluded Non-Utility Assets, being the “Transferred Utility Assets” and, collectively with the Transferred Holdco Assets, the “Transferred Assets”). The transfer of the Transferred Utility Assets hereunder, to the extent applicable, is expressly made subject to that certain General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, from NW Corp (formerly known as NorthWestern Public Service Company) to the Bank of New York Mellon (successor Trustee), as supplemented and amended (the “First Mortgage”), and upon such terms as fully to preserve and in no respect impair the lien or security of the First Mortgage.
2.2.Transfer of Holdco Assets and Interests. Subject to the terms and conditions contained herein, NW Corp agrees to transfer, convey and assign to NWE Group and NWE Group agrees to acquire from NW Corp, on the Closing Date, all of NW Corp’s right, title and interest in and to:
2.2.1.All of the assets and properties associated with NW Corp’s unregulated operations and investments including, without limitation all real, personal and mixed property, of every kind and nature, including without limitation, contracts, rights to coverage under insurance policies now or at any time obtained by NW Corp or any of its predecessor entities, choses in action and other rights and interests of NW Corp, excluding, however, the Excluded Utility Assets (all of the foregoing, excluding the Excluded Utility Assets, being the “Transferred Holdco Assets”).
2.2.2.All of the equity interests (the “Transferred Interests”) currently held by NW Corp in the following entities: NWE Public Service, NorthWestern Energy Solutions, Inc., NorthWestern Services, LLC, and Risk Partners Assurance, LTD.
2.3.Timing of Asset Transfers. The transfers described in Sections 2.1 and 2.2 above will be deemed to occur in the following order: first, NW Corp will transfer the Transferred Utility
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Assets to NWE Public Service; second, NW Corp will transfer the Transferred Holdco Assets to NWE Group; and third, NW Corp will transfer the Transferred Interests to NWE Group.
2.4.Excluded Assets.
2.4.1.Notwithstanding anything in this Agreement to the contrary, the Transferred Holdco Assets do not include any assets or property related to, or in connection with, NW Corp’s regulated utility operations in Montana, Nebraska, or South Dakota (collectively, the “Excluded Utility Assets”).
2.4.2.Notwithstanding anything in this Agreement to the contrary, the Transferred Interests do not include the Excluded Utility Assets.
2.4.3.Notwithstanding anything in this Agreement to the contrary, the Transferred Utility Assets do not include any assets or property related to, or in connection with, NW Corp’s (a) regulated utility operations in Montana; or (b) unregulated operations or investments (collectively the “Excluded NW Corp Assets”).
2.5.Assumption of Certain Liabilities.
2.5.1.NWE Group agrees to assume on the Closing Date, and to pay or perform, in accordance with their terms, any and all obligations and liabilities of NW Corp associated with NW Corp’s unregulated operations and the Transferred Interests, whether direct or indirect, known or unknown, absolute or contingent, arising or relating to the period before the Closing, except the Excluded Utility Liabilities (the “Assumed Holdco Liabilities”).
2.5.2.NWE Public Service agrees to assume on the Closing Date, and to pay or perform, in accordance with their terms, any and all obligations and liabilities of NW Corp associated with NW Corp’s regulated utility operations in Nebraska and South Dakota, direct or indirect, known or unknown, absolute or contingent, arising or relating to the period before the Closing, except the Excluded NW Corp Liabilities (the “Assumed Utility Liabilities”).
2.6.Excluded Liabilities.
2.6.1.Notwithstanding anything in this Agreement to the contrary, the Assumed Holdco Liabilities do not include any obligations or liabilities of NW Corp, whether arising or related to the period before or following the Closing, (a) related to NW Corp’s regulated utility operations in Montana, Nebraska, or South Dakota or (b) not related to the Transferred Holdco Assets or the Transferred Interests (collectively, the “Excluded Utility Liabilities”).
2.6.2.Notwithstanding anything in this Agreement to the contrary, the Assumed Utility Liabilities do not include any obligations or liabilities of NW Corp, whether arising or related to the period before or following the Closing, (a) related to NW Corp’s regulated utility operations in Montana, the Transferred Holdco Assets, or the Transferred Interests,
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or (b) not related to the Transferred Utility Assets (collectively, the “Excluded NW Corp Liabilities”).
2.7.Closing. The consummation of the transactions contemplated in this Agreement (the “Closing”) will be effective at 12:01 a.m., prevailing Mountain time, on January 1, 2024, or at such other date or time as will be mutually acceptable to the parties (the “Closing Date”). The parties will execute and deliver all documents and instruments, which will be dated the Closing Date, contemplated to be delivered hereby or in connection herewith on or prior to the Closing to each party’s Corporate Secretary to be held in escrow by the Corporate Secretary until the Closing Date. On the Closing Date, the Corporate Secretary will release all such documents and instruments from escrow, and the Closing will be deemed to have occurred and all such documents and instruments will be deemed effective and in full force and effect or otherwise delivered, filed or processed as directed by the parties.
2.8.Transactions and Documents at Closing.
2.8.1.At the Closing, NW Corp will convey to NWE Group all of NW Corp’s right, title and interest in and to the Transferred Holdco Assets (and not the Excluded Utility Assets) and the Transferred Interests and in furtherance thereof will deliver to NWE Group a Bill of Transfer and Assignment in substantially the form attached hereto as Exhibit A-1, together with such other deeds, bills of sale, assignments, certificates of title, stock or unit certificates, documents and other instruments of transfer and conveyance as are specified in Section 7 hereof or as NWE Group will reasonably request (collectively, the “Transfer Documents for NWE Group”), and NWE Group will deliver to NW Corp a Master Assumption Agreement in substantially the form attached hereto as Exhibit B-1 pursuant to which NWE Group will assume the Assumed Holdco Liabilities (and not the Excluded Utility Liabilities) together with such other documents and instruments as are specified in Section 8 hereof or as NW Corp will reasonably request (collectively, the “Assumption Documents for NWE Group”).
2.8.2.At the Closing, NW Corp will convey to NWE Public Service all of NW Corp’s right, title and interest in and to the Transferred Utility Assets (and not the Excluded NW Corp Assets), subject to the First Mortgage, and in furtherance thereof will deliver to NWE Public Service a Bill of Transfer and Assignment in substantially the form attached hereto as Exhibit A-2, together with such other deeds, bills of sale, assignments, certificates of title, stock or unit certificates, documents and other instruments of transfer and conveyance as are specified in Section 7 hereof or as NWE Public Service will reasonably request (collectively, the “Transfer Documents for NWE Public Service”), and NWE Public Service will deliver to NW Corp a Master Assumption Agreement in substantially the form attached hereto as Exhibit B-2 pursuant to which NWE Public Service will assume the Assumed Utility Liabilities (and not the Excluded NW Corp Liabilities) together with such other documents and instruments as are specified in Section 8 hereof or as NW Corp will reasonably request (collectively, the “Assumption Documents for NWE Public Service”).
2.9.Further Assurances. Each party will, as applicable, at the request of any other party from time to time and at any time, whether on or after the Closing Date, and without further consideration, take such action and execute and deliver such deeds, assignments, transfers,
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assumptions, conveyances, powers of attorney, receipts, acknowledgements, acceptances, assurances and other documents as may be reasonably necessary or useful to procure for the party so requesting, and its successors and assigns, for aiding and assisting in collecting and reducing to possession, or for vesting and perfecting title to, any and all of the Transferred Assets, the Transferred Interests, or the Assumed Liabilities, or otherwise to satisfy and perform the obligations of the parties hereunder.
2.10.Grant of Easements. NW Corp will, at NWE Public Service’s request and expense and without additional consideration, grant to NWE Public Service, at Closing and from time to time subsequent to Closing, all appropriate easements across lands included in the Transferred Utility Assets (a) for existing electric and gas transmission and distribution lines and related facilities included in the Transferred Utility Assets and (b) for access to the Transferred Utility Assets, on forms reasonably acceptable to NWE Public Service.
3.Representations and Warranties of NW Corp
To induce NWE Group and NWE Public Service, as applicable, to enter into this Agreement, to acquire the Transferred Assets and the Transferred Interests and to assume the Assumed Liabilities, NW Corp represents and warrants to each of NWE Group and NWE Public Service as follows:
3.1.Organization and Compliance. NW Corp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. NW Corp has all requisite corporate power and authority and is entitled to own or lease the Transferred Assets and Transferred Interests.
3.2.Enforceability of Agreement. NW Corp has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. This Agreement and all transactions required hereunder to be performed by NW Corp have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered on behalf of NW Corp and constitutes the valid and legally binding obligation of NW Corp, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.
3.3.No Inconsistent Obligations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, subject to the terms hereof, will result in a violation or breach of, or constitute a default under (a) the articles of incorporation or bylaws of NW Corp, (b) any term or provision of (i) any material indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, or (ii) any material writ, order, judgment, decree, law, rule, regulation, or ordinance, or (iii) any material applicable ruling or order of any Governmental or Regulatory Authority, in each case to which NW Corp is a party or any of the Transferred Assets or Transferred Interests is subject or bound, or (c) result in (i) the creation of any material claim, lien, charge or encumbrance on any of the Transferred Assets or Transferred Interests, (ii) the acceleration or
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creation of any material obligation of NW Corp, or (iii) the forfeiture of any material right or privilege of NW Corp.
3.4.Possession of Franchises, Licenses, Etc. NW Corp possesses all material franchises, certificates, licenses, grants, permits, agreements and other authorizations (“Permits”) from Governmental or Regulatory Authorities, free from materially burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties, assets and business and NW Corp is not in material violation of any thereof.
4.Representations and Warranties of Transferees
4.1.NWE Group. As an inducement to NW Corp to enter into this Agreement and to transfer the Transferred Holdco Assets and Transferred Interests to NWE Group, NWE Group hereby represents, warrants and covenants as follows:
4.1.1.Organization. NWE Group is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
4.1.2.Authorization; Enforceability of Agreement. NWE Group has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. This Agreement and all transactions required hereunder to be performed by NWE Group have been duly and validly authorized by all necessary corporate action on the part of NWE Group. This Agreement has been duly and validly executed and delivered on behalf of NWE Group and constitutes the valid and legally binding obligation of NWE Group, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.
4.1.3.No Inconsistent Obligations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions hereby contemplated, subject to the terms hereof, will result in a violation or breach of, or constitute a default under (a) the articles of incorporation or bylaws of NWE Group, (b) any term or provision of (i) any material indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, or (ii) any material writ, order, judgment, decree, law, rule, regulation, or ordinance, or (iii) any material applicable ruling or order of any Governmental or Regulatory Authority, in each case to which NWE Group is a party, or (c) result in (i) the creation of any material claim, lien, charge or encumbrance on any of the assets of NWE Group, (ii) the acceleration or creation of any material obligation of NWE Group, or (iii) the forfeiture of any material right or privilege of NWE Group.
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4.2.NWE Public Service. As an inducement to NW Corp to enter into this Agreement and to transfer the Transferred Utility Assets to NWE Public Service, NWE Public Service hereby represents, warrants and covenants as follows:
4.2.1.Organization. NWE Public Service is a corporation duly organized, validly existing and in good standing under the laws of the State of South Dakota.
4.2.2.Authorization; Enforceability of Agreement. NWE Public Service has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. This Agreement and all transactions required hereunder to be performed by NWE Public Service have been duly and validly authorized by all necessary corporate action on the part of NWE Public Service. This Agreement has been duly and validly executed and delivered on behalf of NWE Public Service and constitutes the valid and legally binding obligation of NWE Public Service, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.
4.2.3.No Inconsistent Obligations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions hereby contemplated, subject to the terms hereof, will result in a violation or breach of, or constitute a default under (a) the articles of incorporation or bylaws of NWE Public Service, (b) any term or provision of (i) any material indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, or (ii) any material writ, order, judgment, decree, law, rule, regulation, or ordinance, or (iii) any material applicable ruling or order of any Governmental or Regulatory Authority, in each case to which NWE Public Service is a party, or (c) result in (i) the creation of any material claim, lien, charge or encumbrance on any of the assets of NWE Public Service, (ii) the acceleration or creation of any material obligation of NWE Public Service, or (iii) the forfeiture of any material right or privilege of NWE Public Service.
5.Covenants of NW Corp
5.1.Regulatory and Other Approvals. NW Corp will, as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of NW Corp to consummate the transactions contemplated hereby, (b)  provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to Transferees, as applicable, in connection with the performance of its obligations hereunder. NW Corp will provide prompt notification to Transferees, as applicable, when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Transferees, as applicable, of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.
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5.2.Fulfillment of Conditions. NW Corp will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Transferees, as applicable, contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.
6.Covenants of Transferees
6.1.Regulatory and Other Approvals. As promptly as practicable, each of the Transferees will (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of each of the Transferees to consummate the transactions contemplated hereby, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to NW Corp in connection with the performance of its obligations hereunder. Each of the Transferees, as applicable, will provide prompt notification to NW Corp when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise NW Corp of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.
6.2.Fulfillment of Conditions. Each of the Transferees will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of NW Corp contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.
7.Conditions Precedent to Obligations of Transferees
All obligations of each of the Transferees under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions precedent on or prior to the Closing, any or all of which may be waived in whole or in part by the Transferees:
7.1.Proceedings and Documents Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated herein and all documents and papers reasonably required in connection therewith will be reasonably satisfactory to the Transferees, and Transferees will have timely received copies of such documents and papers, all in form and substance satisfactory to the Transferees, as reasonably requested by a Transferee in connection therewith.
7.2.Representations and Warranties. The representations and warranties contained in Section 3 of this Agreement and in any agreement or other document delivered by or on behalf
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of NW Corp in connection with the transactions contemplated by this Agreement, will be true and correct at and as of the Closing Date as if made as of such date.
7.3.Compliance with Agreements and Conditions. NW Corp will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by NW Corp prior to or on the Closing Date.
7.4.No Injunctions, Restraints or Litigation. (a) There will not be in effect any order, judgment or decree issued by any court of competent jurisdiction or other Governmental or Regulatory Authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement; and (b) there will not exist or have been instituted or be pending any action, suit or proceeding which, in the good faith judgment of either of the Transferees (after consultation with outside counsel) (i) would reasonably be expected to make illegal, or to delay or otherwise restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or which would reasonably be expected to result in material damages in connection with transactions contemplated by this Agreement, or (ii) would reasonably be expected to result in (x) the prohibition of the ownership or operation by the Transferees of all or a material portion of the Transferred Assets or Transferred Interests or (y) the compelling of the Transferees to dispose of or to hold separately any portion of the business or assets of the Transferees or subsidiaries as a result of the transactions contemplated by this Agreement.
7.5.Master Back-to-Back Agreement. NW Corp will have executed and delivered the Master Back-to-Back Agreement, dated as of the date hereof, by and between NW Corp and each of the Transferees, substantially in the form attached hereto as Exhibit C (the “Back-to-Back Agreement”).
7.6.Approvals of Governmental or Regulatory Authorities. All necessary filings will have been made with, and consents and approvals of Governmental or Regulatory Authorities necessary or desirable to consummate the transactions contemplated hereby will have been obtained therefrom.
7.7.Other Consents. NW Corp will have delivered to each of the Transferees such consents and approvals from NW Corp’s lessors, lenders and other persons, firms and other entities having business relations with NW Corp as are necessary in the applicable Transferee’s reasonable opinion for the assignment to and assumption by such Transferee, and the continuation in full force and effect after the Closing, (a) of the contracts comprising the applicable Transferred Assets or Transferred Interests, and (b) of NW Corp’s business to the extent relating to the applicable Transferred Assets or Transferred Interests and applicable Assumed Liabilities (but not the applicable Excluded Assets or the applicable Excluded Liabilities) in the same manner as conducted prior to the Closing.
7.8.Other Transfer Documents. Each of the Transferees will have received such other Transfer Documents from NW Corp as the applicable Transferee may reasonably request.
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8.Conditions Precedent to Obligations of NW Corp
All of the obligations of NW Corp, under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions precedent on or prior to the Closing, any or all of which may be waived in whole or in part by NW Corp:
8.1.Proceedings and Documents Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated herein and all documents and papers reasonably required in connection therewith will be reasonably satisfactory to NW Corp, and NW Corp will have timely received copies of such documents and papers, all in form and substance satisfactory to NW Corp, as reasonably requested by NW Corp in connection therewith.
8.2.Representations and Warranties. The representations and warranties contained in Section 4 of this Agreement and in any agreement or other document delivered by or on behalf of each of the Transferees in connection with the transactions contemplated by this Agreement, will be true and correct at and as of the Closing Date as if made as of such date.
8.3.Compliance with Agreements and Conditions. Each of the Transferees will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each of the Transferees prior to or on the Closing Date.
8.4.No Injunctions, Restraints or Litigation. (a) There will: not be in effect any order, judgment or decree issued by any court of competent jurisdiction or other Governmental or Regulatory Authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement; and (b) there will not exist or have been instituted or be pending any action, suit or proceeding which, in the good faith judgment of NW Corp (after consultation with outside counsel) (i) would reasonably be expected to make illegal, or to delay or otherwise restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or which would reasonably be expected to result in material damages in connection with transactions contemplated by this Agreement, or (ii) would reasonably be expected to result in the prohibition of the ownership or operation by the Transferees of all or a material portion of the Transferred Assets or Transferred Interests.
8.5.Master Back-to-Back Agreement. Each of the Transferees will have executed and delivered the Master Back-to-Back Agreement.
8.6.Approvals of Governmental or Regulatory Authorities. All necessary filings will have been made with, and consents and approvals of Governmental or Regulatory Authorities necessary or desirable to consummate the transactions contemplated hereby will have been obtained therefrom.
8.7.Other Assumption Documents. NW Corp will have received such other Assumption Documents for NWE Group from NWE Group or such other Assumption Documents for NWE Public Service from NWE Public Service as NW Corp may reasonably request.
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9.EVIDENCE OF CLOSING
9.1.Closing Certificate. In order to evidence the Closing, at the Closing each party hereto will execute and deliver to the other party a closing certificate, substantially in the form attached hereto as Exhibits D-1, D-2, and D-3, respectively, certifying that all conditions precedent herein to the obligations of such party under this Agreement have been satisfied or properly waived to the satisfaction of such party as of the Closing Date.
10.SURVIVAL
10.1.Survival of Representations, Warranties, Covenants and Agreements. Except for any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date, the representations, warranties, covenants and agreements contained in this Agreement will not survive Closing and there will be no liability in respect thereof, whether such liability has accrued prior to the Closing Date or after the Closing Date, on the part of either party or its officers, directors, employees, agents and affiliates.
11.     Miscellaneous
11.1.Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument.
11.2.Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement will not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.
11.3.Governing Law. The validity and effect of this Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.
11.4.Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.
11.5.Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and will be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement will be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof will constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, will remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement will be replaced by a
Asset and Stock Transfer Agreement        Page | 13

valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.
11.6.Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, will operate as a waiver thereof, nor will any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement will constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.
11.7.Headings. The headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.
11.8.Number and Gender. Where the context requires, the use of the singular form herein will include the plural, the use of the plural will include the singular, and the use of any gender will include any and all genders.
11.9.Time of Performance. Time is of the essence m the performance of this Agreement.
11.10.No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

[Signature pages follow]

Asset and Stock Transfer Agreement        Page | 14

In witness whereof, the parties have executed this Agreement as of the day and year first above written.

NorthWestern Corporation /s/ Brian B. Bird By: Brian B. Bird Title: President and Chief Executive Officer
NorthWestern Energy Group, Inc. /s/ Brian B. Bird By: Brian B. Bird Title: President and Chief Executive Officer
NorthWestern Energy Public Service Corporation /s/ Crystal D. Lail By: Crystal D. Lail Title: Vice President
Asset and Stock Transfer Agreement        Page | 15

Exhibit A-1
Bill of Transfer and Assignment to NWE Group

Exhibits to Asset and Stock Transfer Agreement

Bill of Transfer and Assignment
This Bill of Transfer and Assignment (“Bill of Transfer and Assignment”) is executed and delivered as of the 1st day of January, 2024, by and between NorthWestern Corporation, a Delaware corporation (“Transferor”) and NorthWestern Energy Group, Inc., a Delaware corporation (“Transferee”).
WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of December 27, 2023 by and among Transferor, Transferee and NorthWestern Energy Public Service Corporation (the “Transfer Agreement”), Transferor has agreed to transfer and assign to Transferee substantially all of Transferor’s unregulated assets and interests in unregulated subsidiaries; and
WHEREAS, the parties now desire to carry out the intent and purpose of the Transfer Agreement by Transferor’s execution and delivery to Transferee of this Bill of Transfer and Assignment, in addition to such other instruments as Transferee shall have otherwise received or may hereafter request in accordance with the terms hereof and the Transfer Agreement, evidencing the vesting in Transferee of the assets and properties of Transferor hereafter described.
NOW, THEREFORE, for and in consideration of the premises and the consideration provided in the Transfer Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor hereby conveys, grants, bargains, sells, transfers, sets over, delivers and assigns unto Transferee, its successors and assigns forever, all of Transferor’s right, title and interest in and to all of Transferor’s unregulated operations and investments and liabilities, of any nature and description, tangible and intangible, whether or not reflected on the books of Transferor, except for the Excluded Utility Assets (the “Transferred Holdco Assets”) and all of the equity interests currently held by Transferor in the NWE Public Service, NorthWestern Energy Solutions, Inc., NorthWestern Services, LLC, and Risk Partners Assurance, LTD (the “Transferred Interests”).
TO HAVE AND TO HOLD all the Transferred Holdco Assets and Transferred Interests unto Transferee for its own use forever.
1.Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transfer Agreement.
2.Notwithstanding anything herein to the contrary, Transferor is not transferring to Transferee, and the Transferred Assets shall not include, the Excluded Utility Assets.
3.Transferor hereby constitutes and appoints Transferee as Transferor’s true and lawful attorney and attorneys, with full power of substitution, in Transferor’s name and stead, by, on behalf of, and for the benefit of Transferor, to demand and receive any and all of the rights, titles, interests, assets and properties transferred hereunder and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Transferor’s name or otherwise, at the expense and for the benefit of Transferee, any and all proceedings at law, in equity or otherwise, which Transferee, may deem proper for the collection or
Bill of Transfer and Assignment — NorthWestern Energy Group, Inc.    Page | 1

reduction to possession of any of the Transferred Holdco Assets and Transferred Interests or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered, or intended so to be, and to do all acts and things in relation to the Transferred Holdco Assets and Transferred Interests which Transferee shall deem desirable. Transferor hereby declares that the foregoing powers are coupled with an interest and are and shall be irrevocable by Transferor in any manner or for any reason whatsoever.
4.If there are restrictions (the “Restrictions”) on the transfer of any of the Transferred Holdco Assets and Transferred Interests (other than Transferred Holdco Assets and Transferred Interests constituting insurance policies and rights to coverage under insurance policies now or at any time obtained by Transferor or any of its predecessor entities (“Insurance Coverage”)), including without limitation those consisting of any required consents, approvals or other actions of or by third parties or governmental entities, which must be satisfied, removed, obtained or waived in advance of transfer and which have not been satisfied, removed, obtained or waived as of the date hereof (such property, excluding Insurance Coverage, being the “Restricted Property”), then notwithstanding any other provision in this Bill of Transfer and Assignment, no right, title or interest in the Restricted Property shall be transferred by this Bill of Transfer and Assignment and the Restricted Property shall be subject to the Master Back-to-Back Agreement between Transferor and Transferee dated as of the date hereof. When and if the Restrictions with respect to any portion of the Restricted Property are satisfied, removed, obtained, waived or no longer apply, the transfer of such portion of the Restricted Property shall automatically become effective, as of the date hereof to the extent permitted by law and any applicable contractual provisions, and without further action of either party hereto. The provisions of this Section 4 shall not apply to or limit the transfer of Insurance Coverage, the transfer of which is intended to be effective immediately.
5.This Bill of Transfer and Assignment shall be binding upon Transferor and Transferee, and their respective successors and assigns.
6.This Bill of Transfer and Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.
7.This Bill of Transfer and Assignment is delivered pursuant to and is subject to the Transfer Agreement. In the event of any conflict between the Transfer Agreement and this Bill of Transfer and Assignment, the terms of the Transfer Agreement shall prevail.
[Signatures to this bill of transfer and
assignment are on the following page.]

Bill of Transfer and Assignment — NorthWestern Energy Group, Inc.    Page | 2

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Transfer and Assignment to be duly executed by their duly authorized officers, and their seals to be affixed hereto, as of the date first above written.
NorthWestern Corporation

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary

NorthWestern Energy Group, Inc.

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary
Bill of Transfer and Assignment — NorthWestern Energy Group, Inc.    Page | 3

Exhibit A-2
Bill of Transfer and Assignment to NWE Public Service

Exhibits to Asset and Stock Transfer Agreement

Bill of Transfer and Assignment
This Bill of Transfer and Assignment (“Bill of Transfer and Assignment”) is executed and delivered as of the 1st day of January, 2024, by and between NorthWestern Corporation, a Delaware corporation (“Transferor”) and NorthWestern Energy Public Service Corporation, a South Dakota corporation (“Transferee”).
WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of December 27, 2023 by and among Transferor, Transferee and NorthWestern Energy Group, Inc. (the “Transfer Agreement”), Transferor has agreed to transfer and assign to Transferee substantially all of Transferor’s Nebraska and South Dakota utility operations assets and liabilities; and
WHEREAS, the parties now desire to carry out the intent and purpose of the Transfer Agreement by Transferor’s execution and delivery to Transferee of this Bill of Transfer and Assignment, in addition to such other instruments as Transferee shall have otherwise received or may hereafter request in accordance with the terms hereof and the Transfer Agreement, evidencing the vesting in Transferee of the assets and properties of Transferor hereafter described.
NOW, THEREFORE, for and in consideration of the premises and the consideration provided in the Transfer Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor hereby conveys, grants, bargains, sells, transfers, sets over, delivers and assigns unto Transferee, its successors and assigns forever, all of Transferor’s right, title and interest in and to all of Transferor’s Nebraska and South Dakota utility operations assets, properties, and liabilities, of any nature and description, tangible and intangible, whether or not reflected on the books of Transferor, except for the Excluded NW Corp Assets (the “Transferred Utility Assets”). The transfer of the Transferred Utility Assets hereunder is, to the extent applicable, expressly made subject to that certain General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, from Transferor (as successor to NorthWestern Public Service Company) to the Bank of New York (successor Corporate Trustee), as Trustee, as supplemented and amended (the “First Mortgage”), and upon such terms as fully to preserve and in no respect impair the lien or security of the First Mortgage.
TO HAVE AND TO HOLD all the Transferred Utility Assets unto Transferee for its own use forever.
1.Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transfer Agreement.
2.Notwithstanding anything herein to the contrary, Transferor is not transferring to Transferee, and the Transferred Assets shall not include, the Excluded NW Corp Assets.
3.Transferor hereby constitutes and appoints Transferee as Transferor’s true and lawful attorney and attorneys, with full power of substitution, in Transferor’s name and stead, by, on behalf of, and for the benefit of Transferor, to demand and receive any and all of the rights, titles, interests, assets and properties transferred hereunder and to give receipts and releases for and in
Bill of Transfer and Assignment – NorthWestern Energy Public Service Corporation    Page | 1

respect of the same, and any part thereof, and from time to time to institute and prosecute in Transferor’s name or otherwise, at the expense and for the benefit of Transferee, any and all proceedings at law, in equity or otherwise, which Transferee, may deem proper for the collection or reduction to possession of any of the Transferred Utility Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered, or intended so to be, and to do all acts and things in relation to the Transferred Utility Assets which Transferee shall deem desirable. Transferor hereby declares that the foregoing powers are coupled with an interest and are and shall be irrevocable by Transferor in any manner or for any reason whatsoever.
4.If there are restrictions (the “Restrictions”) on the transfer of any of the Transferred Utility Assets (other than Transferred Utility Assets constituting insurance policies and rights to coverage under insurance policies now or at any time obtained by Transferor or any of its predecessor entities (“Insurance Coverage”)), including without limitation those consisting of any required consents, approvals or other actions of or by third parties or governmental entities, which must be satisfied, removed, obtained or waived in advance of transfer and which have not been satisfied, removed, obtained or waived as of the date hereof (such property, excluding Insurance Coverage, being the “Restricted Property”), then notwithstanding any other provision in this Bill of Transfer and Assignment, no right, title or interest in the Restricted Property shall be transferred by this Bill of Transfer and Assignment and the Restricted Property shall be subject to the Master Back-to-Back Agreement between Transferor and Transferee dated as of the date hereof. When and if the Restrictions with respect to any portion of the Restricted Property are satisfied, removed, obtained, waived or no longer apply, the transfer of such portion of the Restricted Property shall automatically become effective, as of the date hereof to the extent permitted by law and any applicable contractual provisions, and without further action of either party hereto. The provisions of this Section 4 shall not apply to or limit the transfer of Insurance Coverage, the transfer of which is intended to be effective immediately.
5.This Bill of Transfer and Assignment shall be binding upon Transferor and Transferee, and their respective successors and assigns.
6.This Bill of Transfer and Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.
7.This Bill of Transfer and Assignment is delivered pursuant to and is subject to the Transfer Agreement. In the event of any conflict between the Transfer Agreement and this Bill of Transfer and Assignment, the terms of the Transfer Agreement shall prevail.
[Signatures to this bill of transfer and
assignment are on the following page.]

Bill of Transfer and Assignment – NorthWestern Energy Public Service Corporation    Page | 2

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Transfer and Assignment to be duly executed by their duly authorized officers, and their seals to be affixed hereto, as of the date first above written.
NorthWestern Corporation

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary

NorthWestern Energy Public
Service Corporation

                        ___________________________________
                        By: Crystal D. Lail
                        Title: Vice President
Attest:

_____________________________
Timothy P. Olson, Secretary
Bill of Transfer and Assignment – NorthWestern Energy Public Service Corporation    Page | 3

Exhibit B-1
Master Assumption Agreement NWE Group

Exhibits to Asset and Stock Transfer Agreement

Master Assumption Agreement
This Master Assumption Agreement (this “Agreement”) is made and entered into as of the January 1, 2024, by and between NorthWestern Corporation, a Delaware corporation (“Transferor”) and NorthWestern Energy Group, Inc., a Delaware corporation (“Transferee”).
WHEREAS, Transferor, Transferee, and NorthWestern Energy Public Service Corporation, entered into that certain Asset and Stock Transfer Agreement dated as of December 27, 2023 (the “Transfer Agreement”), providing for the transfer and assignment of substantially all of Transferor’s non-utility assets, liabilities, and interests to Transferee; and
WHEREAS, all of the instruments, documents and agreements required to be executed and delivered in order to consummate the transactions provided in the Transfer Agreement are being executed and delivered by and to the respective parties to the Transfer Agreement concurrently herewith.
NOW, THEREFORE, in consideration of the premises and the transfer by Transferor concurrently herewith of substantially all of Transferor’s non-utility assets, liabilities, and interests in accordance with and pursuant to the Transfer Agreement, Transferee hereby agrees as follows:
1.Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transfer Agreement.
2.Transferee hereby assumes and agrees to pay, perform and discharge the Assumed Holdco Liabilities, as and when the same become due or are required to be performed or discharged and to perform and observe each of the terms, covenants, conditions and provisions of the Assumed Holdco Liabilities to be performed or observed by Transferor when and as the same are required to be performed or observed.
3.Transferee further covenants and agrees with Transferor that Transferee will do, execute and deliver, or will cause to be done, executed and delivered, all such further instruments, documents, agreements and assurances as may be requested by Transferor, or which may be necessary or desirable, in order to evidence and provide for the specific assumption by Transferee of any one or more or all of the Assumed Holdco Liabilities.
4.This Master Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.
[SIGNATURES TO THIS MASTER ASSUMPTION
AGREEMENT ARE ON THE FOLLOWING PAGE]

Master Assumption Agreement – NorthWestern Energy Group, Inc.    Page | 1

IN WITNESS WHEREOF, the parties hereto have caused this Master Assumption Agreement to be duly executed by their duly authorized officers, and their seals to be affixed hereto, as of the date first above written.
NorthWestern Corporation

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary

NorthWestern Energy Group, Inc.

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary
Master Assumption Agreement – NorthWestern Energy Group, Inc.    Page | 2

Exhibit B-2
Master Assumption Agreement NWE Public Service

Exhibits to Asset and Stock Transfer Agreement

Master Assumption Agreement
This Master Assumption Agreement (this “Agreement”) is made and entered into as of the January 1, 2024, by and between NorthWestern Corporation, a Delaware corporation (“Transferor”) and NorthWestern Energy Public Service Corporation, a South Dakota corporation (“Transferee”).
WHEREAS, Transferor, Transferee, and NorthWestern Energy Group, Inc., entered into that certain Asset and Stock Transfer Agreement dated as of December 27, 2023 (the “Transfer Agreement”), providing for the transfer and assignment of substantially all of Transferor’s Nebraska and South Dakota utility operations assets and liabilities to Transferee; and
WHEREAS, all of the instruments, documents and agreements required to be executed and delivered in order to consummate the transactions provided in the Transfer Agreement are being executed and delivered by and to the respective parties to the Transfer Agreement concurrently herewith.
NOW, THEREFORE, in consideration of the premises and the transfer by Transferor concurrently herewith of substantially all of Transferor’s Nebraska and South Dakota utility operations assets and liabilities in accordance with and pursuant to the Transfer Agreement, Transferee hereby agrees as follows:
1.Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transfer Agreement.
2.Transferee hereby assumes and agrees to pay, perform and discharge the Assumed Utility Liabilities, as and when the same become due or are required to be performed or discharged and to perform and observe each of the terms, covenants, conditions and provisions of the Assumed Utility Liabilities to be performed or observed by Transferor when and as the same are required to be performed or observed.
3.Transferee further covenants and agrees with Transferor that Transferee will do, execute and deliver, or will cause to be done, executed and delivered, all such further instruments, documents, agreements and assurances as may be requested by Transferor, or which may be necessary or desirable, in order to evidence and provide for the specific assumption by Transferee of any one or more or all of the Assumed Utility Liabilities.
4.This Master Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.
[SIGNATURES TO THIS MASTER ASSUMPTION
AGREEMENT ARE ON THE FOLLOWING PAGE]

Master Assumption Agreement – NorthWestern Energy Public Service Corporation    Page | 1

IN WITNESS WHEREOF, the parties hereto have caused this Master Assumption Agreement to be duly executed by their duly authorized officers, and their seals to be affixed hereto, as of the date first above written.
NorthWestern Corporation

                        ___________________________________
                        By: Brian B. Bird
                        Title: President and Chief Executive Officer
Attest:

_____________________________
Timothy P. Olson, Secretary

NorthWestern Energy
Public Service Corporation

                        ___________________________________
                        By: Crystal D. Lail
                        Title: Vice President
Attest:

_____________________________
Timothy P. Olson, Secretary

Master Assumption Agreement – NorthWestern Energy Public Service Corporation    Page | 2

Exhibit C
Master Back-to-Back Agreement

Exhibits to Asset and Stock Transfer Agreement

Master Back-to-Back Agreement
This Master Back-to-Back Agreement (this “Agreement”) is made and entered into as of January 1, 2024, by and between NorthWestern Corporation, a Delaware corporation (“NW Corp” or “Transferor”), NorthWestern Energy Group, Inc., a Delaware corporation (“NWE Group, Inc.”), and NorthWestern Energy Public Service Corporation, a South Dakota corporation (“NWE Public Service” and, collectively with NWE Group, Inc., “Transferees”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Transfer Agreement (hereinafter defined).
WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of December 27, 2023 by and among NW Corp, NWE Group, and NWE Public Service (the “Transfer Agreement”), NW Corp has agreed to transfer and assign (a) the Transferred Holdco Assets and the Transferred Interests to NWE Group and (b) the Transferred Utility Assets to NWE Public Service; and
WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Transfer Agreement, that NW Corp, NWE Group, and NWE Public Service enter into this Agreement which addresses (i) those rights and obligations under contracts, leases, agreements, understandings, property interests or other interests included in the Transferred Assets and Assumed Liabilities, the transfer or assumption of which requires the consent, approval or other action of a party or parties thereto other than NW Corp, NWE Group, or NWE Public Service or requires the satisfaction, removal or waiver of other restrictions on transfer which consent, approval or other action has not been duly obtained or which restrictions have not been duly satisfied, removed or waived at the time of the Closing (“Pending Contract” or “Pending Contracts”) and (ii) those Permits comprising the Transferred Assets that are not issued in the name of NWE Group or NWE Public Service or the transfer of which requires the consent, approval or other action of or by a Governmental or Regulatory Authority which has not been duly obtained or accomplished at the time of the Closing (“Pending Permit” or “Pending Permits”); and
WHEREAS, the parties desire to set forth their agreements and understandings with respect to the Pending Contracts and the Pending Permits from and after the Closing;
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.
TO HAVE AND TO HOLD all the Transferred Holdco Assets and the Transferred interests unto NWE Group for its own use forever and the Transferred Utility Assets unto NWE Public Service for its own use forever.
1.Pending Contracts. With respect to each Pending Contract, from and after the date hereof:
1.1    Transferor and the applicable Transferee agree to take and shall be deemed to have taken such actions (including execution of documents), at such Transferee’s expense, as may be
Master Back-to-Back Agreement    Page | 1

requested by such Transferee or which may be appropriate, in order to place such Transferee, insofar as is reasonably practicable and not prohibited by such Pending Contract, in the same position as if such Pending Contract had been transferred to such Transferee as contemplated by the Transfer Agreement and so that all the benefits and burdens relating thereto, including possession, use, risk of loss, potential for gain or loss, dominion and control, shall inure to Transferee.
1.2    If such Pending Contract provides for Transferor to furnish any goods, services, property or right of possession or use of property or other performance to the counterparty under such Pending Contract (the “Counterparty”), then the applicable Transferee agrees to furnish such goods, services, property or right of possession or use of property or other performance in accordance with the terms and conditions of such Pending Contract, to Counterparty, directly in the name, place and stead of Transferor or to the extent necessary, indirectly through Transferor, in compliance with such Pending Contract.
1.3    If such Pending Contract provides for Transferor to receive any goods, services, property or right of possession or use of property or other performance from the Counterparty under such Pending Contract, then Transferor will furnish, or cause the Counterparty to furnish, such goods, services, property or right of use or possession of property or other performance to the applicable Transferee, directly in the name, place and stead of Transferor or, to the extent necessary, indirectly through Transferor, in compliance with such Pending Contract.
1.4    If such Pending Contract provides for Transferor to make any payments to the Counterparty thereunder, the applicable Transferee will make all such payments, punctually and in the full amount due, in accordance with the terms of such Pending Contract and in compliance therewith.
1.5    If Transferor receives any payments under any Pending Contract, Transferor shall pay over to the applicable Transferee the amount received, immediately upon receipt thereof and in the same form as received by Transferor.
2.PENDING PERMITS. From and after the Closing and in compliance with and to the extent permitted by all applicable Laws, with respect to each Pending Permit, pending the completion of the transfer of such Pending Permit to the applicable Transferee in accordance with the terms of the Transfer Agreement or pending the issuance of a replacement Permit in the name of such Transferee, Transferor and such Transferee agree to take and shall be deemed to have taken such actions (including execution of documents), at such Transferee’s expense, as may be requested by such Transferee or which may be appropriate, in order to place such Transferee insofar as is reasonably practicable, in the same position as if the Pending Permit had been transferred to such Transferee or issued in the name of such Transferee, and so that all the benefits and burdens relating thereto shall inure to such Transferee, and such Transferee agrees to assume and comply with all of the terms and conditions of such Pending Permits. Without limiting the generality of the foregoing, and in compliance with and to the extent permitted by all applicable Laws, Transferor shall continue to be responsible to the Governmental and Regulatory Authorities as the permitee under the relevant Permits and the Transferee agrees to conduct the day-to-day activities and operations of the applicable Transferred Assets on behalf of the Transferor until the Pending Permits have been
Master Back-to-Back Agreement    Page | 2

transferred to such Transferee or replacement Permits have been issued in the name of such Transferee. Until such time, the parties intend that such Transferee’s conduct of day-to-day activities not trigger “operator” status under any applicable environmental law, the Transferor shall remain subject to the obligations and responsibilities associated with the Permits, and such Transferee shall conduct the day-to-day activities on behalf of the Transferor in compliance with environmental laws.
3.REGULATORY AND OTHER APPROVALS. Transferor and each applicable Transferee agree to comply with Sections 5.1 and 6.1 of the Transfer Agreement until all Pending Contracts and all Pending Permits have been transferred to the applicable Transferee or replacements have been issued in the name of such Transferee.
4.MISCELLANEOUS.
4.1.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.
4.2.Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.
4.3.Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principle of conflicts of law.
4.4.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.
4.5.Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.
4.6.Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any
Master Back-to-Back Agreement    Page | 3

right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.
4.7.Headings. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.
4.8.Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.
4.9.Time of Performance. Time is of the essence m this performance of this Agreement.
4.10.No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.
[SIGNATURES TO THIS MASTER BACK-TO-BACK
AGREEMENT ARE ON THE FOLLOWING PAGE]

Master Back-to-Back Agreement    Page | 4

IN WITNESS WHEREOF, the parties hereto have executed this Master Back-to-Back Agreement as of the date first above written.

NorthWestern Corporation _____________________________________ By: Brian B. Bird Title: President and Chief Executive Officer
NorthWestern Energy Group, Inc. _____________________________________ By: Brian B. Bird Title: President and Chief Executive Officer
NorthWestern Energy Public Service Corporation _____________________________________ By: Crystal D. Lail Title: Vice President

Master Back-to-Back Agreement    Page | 5

Exhibit D-1
Closing Certificate NW Corp

Exhibits to Asset and Stock Transfer Agreement

Closing Certificate of NorthWestern Corporation
The undersigned officer of NorthWestern Corporation, a Delaware corporation (“NW Corp”), hereby certifies to NorthWestern Energy Group, Inc., a Delaware corporation (“NWE Group”) and NorthWestern Energy Public Service Corporation, a South Dakota Corporation (“NWE Public Service”), pursuant to the Asset and Stock Transfer Agreement, dated as of December 27, 2023, among NW Corp, NWE Group, and NWE Public Service (the “Agreement;” all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement) that:
1.The undersigned is the duly appointed president and chief executive officer of NW Corp and is duly authorized to execute and deliver this certificate on behalf of NW Corp; and
2.Each of the conditions precedent to the obligations of NW Corp set forth in Section 8 of the Agreement have been satisfied or properly waived to the satisfaction of NW Corp on and as of the date hereof.
January 1, 2024

NorthWestern Corporation _____________________________________ By: Brian B. Bird Title: President and Chief Executive Officer

Exhibit D-2
Closing Certificate NWE Group

Exhibits to Asset and Stock Transfer Agreement

Closing Certificate of NorthWestern Energy Group, Inc.
The undersigned officer of NorthWestern Energy Group, Inc., a Delaware corporation (“NWE Group”), hereby certifies to NorthWestern Corporation, a Delaware corporation (“NW Corp”) and NorthWestern Energy Public Service Corporation, a South Dakota Corporation (“NWE Public Service”), pursuant to the Asset and Stock Transfer Agreement, dated as of December 27, 2023, among NW Corp, NWE Group, and NWE Public Service (the “Agreement;” all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement) that:
1.The undersigned is the duly appointed president and chief executive officer of NWE Group and is duly authorized to execute and deliver this certificate on behalf of NWE Group; and
2.Each of the conditions precedent to the obligations of NWE Group set forth in Section 7 of the Agreement have been satisfied or properly waived to the satisfaction of NWE Group on and as of the date hereof.
January 1, 2024

NorthWestern Energy Group, Inc. ______________________________________ By: Brian B. Bird Title: President and Chief Executive Officer

Exhibit D-3
Closing Certificate NWE Public Service

Exhibits to Asset and Stock Transfer Agreement

Closing Certificate of
NorthWestern Energy Public Service Corporation
The undersigned officer of NorthWestern Energy Public Service Corporation, a South Dakota Corporation (“NWE Public Service”) hereby certifies to NorthWestern Corporation, a Delaware corporation (“NW Corp”), and NorthWestern Energy Group, Inc., a Delaware corporation (“NWE Group”), pursuant to the Asset and Stock Transfer Agreement, dated as of December 27, 2023, among NW Corp, NWE Group, and NWE Public Service (the “Agreement;” all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement) that:
1.The undersigned is the duly appointed president and chief executive officer of NWE Public Service and is duly authorized to execute and deliver this certificate on behalf of NWE Public Service; and
2.Each of the conditions precedent to the obligations of NWE Public Service set forth in Section 8 of the Agreement have been satisfied or properly waived to the satisfaction of NWE Public Service on and as of the date hereof.
January 1, 2024

NorthWestern Energy Public Service Corporation ___________________________________ By: Crystal D. Lail Title: Vice President